UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Ultratech Inc.

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Ultratech

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Investment Profile


NASDAQ CELEBRATES
ULTRATECH, INC.
35TH ANNIVERSARY
Ultratech
Nasdaq

Ultratech, Inc. is traded on the Nasdaq Global Market under the symbol "UTEK." Fiscal year ends each December. Earnings releases, the annual report, 10-K and 10-Q reports, and other information of interest to the financial community, may be found in the Investor Information section.

The forthcoming shareholders ballot will include several important issues.

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About Ultratech: Ultratech, Inc. (Nasdaq: UTEK) designs, builds and markets manufacturing systems for the global technology industry. Founded in 1979, Ultratech serves three core markets: front-end semiconductor, back-end semiconductor, and nanotechnology. The company is the leading supplier of lithography products for bump packaging of integrated circuits and high-brightness LEDs. Ultratech is also the market leader and pioneer of laser spike anneal technology for the production of advanced semiconductor devices. In addition the company offers solutions leveraging its proprietary coherent gradient sensing (CGS) technology to the semiconductor wafer inspection market and provides atomic layer deposition (ALD) tools to leading research organizations, including academic and industrial institutions.

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2016 Annual Meeting of Shareholders
Ultratech, Inc. (“Uitratech” or “UTEK”) will hold its 2016 Annual Meeting of shareholders on July 19, 2016. UTEK has filed with the Securities and Exchange Commission (the “SEC”) and mailed to its shareholders a definitive proxy statement and form of WHITE proxy card in connection with the 2016 Annual Meeting. The definitive proxy statement contains important information about UTEK, the 2016 Annual Meeting and related matters.
ULTRATECH STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD, AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION.
UTEK and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of UTEK in connection with the matters to be considered at the 2016 Annual Meeting. Information regarding
UTEK’s directors and executive officers is contained in UTEK’s annual report on Form 10-K filed with the SEC on February 26, as amended by the Form 10-K/A filed with the SEC on April22, 2016, and definitive proxy statement filed with the SEC on June 10,
2016.
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The information presented on this page is subject to these Terms and Conditions relating to financial disclosures and shareholder activity, in addition to other Terms and Conditions for this web publication. To continue onward to read the information on this page, you must accept these Terms and Conditions by clicking the button shown below.
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Forward Looking Statements
Some of the information on this website may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company. We wish to caution you that these statements are only predictions and that actual events or results may differ materially. We undertake no obligation to update any of the information contained in such forward-looking statements. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically, the Company’s most recent Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward-
looking statements.
Third Party Information
Information on this website may include news, commentary, or other information, which was obtained from sources that are not affiliated (“third parties”) with Ultratech. Such third party information will be identified by Author and Date of publication.
Not a Solicitation
The materials found here on this website are provided as information only and should not be construed as a solicitation to sell or buy any security.
Forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, can generally be identified by words such as “anticipates “ “expects “ “may” “remains “ “thinks “ “intends “ “believes “ “estimates “ “provides “
“demonstrates,” and similar expressions and include management’s current expectation of its longer term prospects for success.
These forward-looking statements are based on our current expectations, estimates, assumptions and projections about our business and industry, and the markets and customers we serve, and they are subject to numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Such risks and uncertainties include the timing and possible delays, deferrals and cancellations of orders by customers; quarterly revenue fluctuations; industry and sector cyclicality, instability and unpredictability; market demand for consumer devices utilizing semiconductors produced by our clients; our ability to manage costs; new product introductions, market acceptance of new products and enhanced versions of our existing products; reliability and technical acceptance of our products; our lengthy sales cycles, and the timing of system installations and acceptances; lengthy and costly development cycles for laser-processing and lithography technologies and applications; competition and consolidation in the markets we serve; improvements, including in cost and technical features, of competitors’ products; rapid technological change; pricing pressures and product discounts; our ability to collect receivables; customer and product concentration and lack of product revenue diversification; inventory obsolescence; general economic, financial market and political conditions and other factors outside of our control; domestic and international tax policies; acquisitions, cybersecurity threats in the United States and globally that could impact our industry, customers, and technologies; and other factors described in our SEC reports including our Annual Report on Form 10-K filed for the year ended December 31, 2015. Due to these and other factors, the statements, historical results and percentage relationships set forth herein are not necessarily indicative of the results of operations for any future period. We undertake no obligation to revise or update any forward-looking statements to reflect any event or circumstance that may arise after the date of this release.
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2016 Annual Meeting UTEK Director Nominees Shareholder Materials
Press Releases How to Vote Contact Us
Enhancing Shareholder Value
2016 Annual Meeting of Stockholders
July 19, 2016, 2 PM (PDT), the Hyatt Regency Hotel, 5101 Great America Parkway, Santa Clara, California
At the 2016 Annual Meeting, Ultratech stockholders are being asked to vote on the following:
1. Elect the seven directors nominated by the Board of Directors to serve until their successors are duly elected and qualified.
2. Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.
3. Approve, on an advisory basis, named executive officer compensation.
4. Transact such other business as may properly come before the meeting or for the ensuing one year until the expiration of their terms in 2017, and any adjournment or postponement thereof, including the election of any director if any of the above nominees is unable to serve or for good cause will not serve.
The Ultratech Board of Directors unanimously recommends that Ultratech stockholders vote “FOR” all seven of the Company’s director nominees- Arthur W. Zafiropoulo, Michael Child, Paramesh Gopi, Nicholas Konidaris, Dennis R. Raney, Henri Richard and Rick Timmins- as well as the Company’s other proposals, on the WHITE proxy card today.
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For full bios on current directors standing for re-election, please click here.

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Enhancing Shareholder Value

Ultratech's Experienced and Highly-Qualified Director Nominees

Arthur W. Zafiropoulo
Chairman, Chief Executive Officer and President
Ultratech, Inc.

Mr. Zafiropoulo is selected as a director nominee due to his extensive knowledge of and experience in the semiconductor and semiconductor capital equipment industries and businesses and his deep personal knowledge and commitment to the Company as the Company's founder and Chief Executive Officer, as well as his personal leadership and management skills.

Michael C. Child
Senior Advisor
T. A. Associates

Mr. Child is selected as a director nominee due to his extensive industry, financial and transactions experience gained through his career as a technology investor in a private equity firm and in serving on boards of publicly traded technology companies, including semiconductor and semiconductor capital equipment companies.

Rick Timmins
Venture Partner, G51 Capital
Board Chairman, Central Texas
Angel Network

Mr. Timmins is selected as a director nominee due to his experience in serving in senior finance positions of publicly traded technology companies, as well as his experience with other related industries, such as the software, hardware, internet, and clean technology sectors.

Paramesh Gopi, Ph.D.
President and Chief Executive Officer,
Applied Micro Circuits Corporation

Dr. Gopi is selected as a director nominee due to his strong leadership and track record of growing businesses in the embedded and telecommunication semiconductor markets, as well as his deep knowledge of customer applications and platforms.

For more information about Dr. Paramesh Gopi, we have provided this page.

Dennis R. Raney
Independent Consultant

Mr. Raney is selected as a director nominee for his decades of finance, accounting and corporate governance experience and international experience in high-technology companies, as well as in other industries, including extensive board and audit committee service and service as a public company chief financial officer.

Henri Richard
Senior Vice President,
Worldwide OEM &
Enterprise Sales,
SanDisk Corp.

Mr. Richard is selected as a director nominee due to his extensive experience as an executive officer in the semiconductor industry, in particular in the areas of sales and marketing and market analysis.

Nicholas Konidaris
President and
Chief Executive Officer,
OmniGuide Surgical

Mr. Konidaris is selected as a director nominee due to his relevant technical experience and his perspective gained by serving as the chief executive officer and board member of a publicly traded company in the semiconductor industry.

For full bios on current directors standing for re-election, please click here.

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Shareholder Materials

You may download these items.

- Ultratech Proxy Statement
- 2015 Annual Report

© 2016 Ultratech, Inc.

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2016 Annual Meeting UTEK Director Nominees Shareholder Materials
Press Releases How to Vote Contact Us
Enhancing Shareholder Value
Press Releases Relating to the Proxy Vote
April 22, 2016
;. Ultratech Issues Statement in Response to Neuberger Berman’s Notice of Director Nominations
April 21, 2016
)- Ultratech Announces First Quarter 2016 Results
February 10, 2016
[GRAPHIC APPEARS HERE] }- Ultratech Announces Promotion Of Two Executives
December 10, 2015
[GRAPHIC APPEARS HERE] ). Major Asian Foundry Places Multiple-system Follow-on Order For Ultratech Laser Spike Anneal Systems
If you wish to view all of Ultratech’s press releases, please click here.
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2016 Annual Meeting UTEK Director Nominees Shareholder Materials
Press Releases How to Vote Contact Us
Enhancing Shareholder Value
How to Vote
All stockholders of record at the close of business on May 25, 2016 are cordially invited to attend and are entitled to vote their shares at the 2016 Annual Meeting of Stockholders. The Directors and Executives of Ultratech unanimously recommend that you vote .FOR. all eight of the Company’s director nominees, as well as the Company’s other proposals, on the WHITE proxy card today. Please do not return or otherwise vote any gold proxy card you may have received from Neuberger Berman.
Whether or not you plan to attend the Annual Meeting in person, you are urged to mark, date, sign and return the WHITE proxy card or by following the instructions on the WHITE proxy card to submit your vote electronically over the Internet or by telephone.
Only the latest dated proxy you submit will becounted.
Telephone and Internet voting will close at 11:59 pm on July 18, 2016. All physical proxies must be received by Ultratech no later than 2:00 pm (Pacifc time) on July 19, 2016. Should you choose to vote by returning your proxy card, you should note that you will receive a separate proxy card for each stock account you have that includes shares of Ultratech. The proxy card must be separately returned for each such account. Late proxies cannot be counted. Please allow sufficient time for mailing.
If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Stockholders May Call Toll-Free: (800) 252-8173
Banks & Brokers May Call: (212) 269-5550
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Ultratech’s Board of Directors Unanimously Recommends Stockholders Vote FOR the Addition of Dr. Paramesh Gopi
Key Attributes
Seasoned executive with deep knowledge of customer applications and platforms
Strong expertise and experience in embedded and telecommunication industries
Established track record of leadership in growing businesses in the embedded and telecommunication semiconductor markets
Founder of Entridia Corporation, a provider of Network Processing ASICs for Optical Networks, in 1999, sold to Conexant in 2001
Named inventor under 30 patents involving device-related inventions
Dr. Gopi was initially identified as a potential director nominee by an Ultratech stockholder as part of the Company’s previously announced initiative to refresh its Board. After a thorough vetting process by Ultratech’s Nominating and Corporate Governance committee, the Board has determined that Dr. Gopi is an exceptionally qualified director nominee given his experience in serving in senior operating positions of publicly traded semiconductor companies, his deep technology background and his strong relationships with several of the Company’s existing customers. In addition, we believe his knowledge and expertise of corporate governance in other public companies will enable him to bring a fresh perspective to Ultratech’s Board.
Dr. Gopi, 47, has served as President and Chief Executive Officer of Applied Micro Circuits Corporation (“AppliedMicro”) since May 2009 and a director of AppliedMicro since April 2009. From June 2008 to May 2009, he served as Senior Vice President and Chief Operating Officer of AppliedMicro. He also held various positions with Marvell Semiconductor, a provider of mixed-signal and digital signal processing integrated circuits to broadband digital data networking markets, from September 2002 to June
2008, most recently serving as Vice President and General Manager of the Embedded and Emerging Business Unit. Additionally,
he held several executive-level positions at Marvell including Chief Technology Officer of the Embedded and Emerging Business Unit and Director of Technology Strategy. Dr. Gopi holds a Ph.D. in Electrical and Computing Engineering and a Masters and Bachelor of Science degree in Electrical Engineering from the University of California, Irvine.
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Ultratech, Inc. (“Ultratech” or “UTEK”) will hold its 2016 Annual Meeting of shareholders on July 19, 2016. UTEK has filed with the Securities and Exchange Commission (the “SEC”) and mailed to its shareholders a definitive proxy statement and form of WHITE proxy card in connection with the 2016 Annual Meeting. The definitive proxy statement contains important information about UTEK, the 2016 Annual Meeting and related matters.

ULTRATECH STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD, AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION.

UTEK and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of UTEK in connection with the matters to be considered at the 2016 Annual Meeting. Information regarding UTEK’s directors and executive officers is contained in UTEK’s annual report on Form 10-K filed with the SEC on February 26, as amended by the Form 10-K/A filed with the SEC on April 22, 2016, and definitive proxy statement filed with the SEC on June 10, 2016.